UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2013

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27 Hubble, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(949) 451-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 22, 2013, Meade Instruments Corp. (the “Company”) filed a Solicitation/Recommendation Statement on Schedule 14D-9/A with the Securities and Exchange Commission (“SEC”) announcing that its Board of Directors, after careful consideration with its outside legal counsel, updated its recommendation that the Company’s stockholders reject the offer (the “MITC Offer”) of VictoryOne Inc (“Purchaser”), a wholly-owned subsidiary of MIT Capital Inc., to acquire all of the outstanding shares of Meade’s common stock for $3.65 per share in cash and not tender their shares of common stock to Purchaser pursuant to the MITC Offer. The reasons for the Board’s updated recommendation is set forth in Schedule 14D-9/A, which is included as Exhibit 99.1 to this report, and is incorporated by this reference.

The Board also reaffirmed its recommendation that the Company’s stockholders vote in favor of the adoption of the merger agreement with Sunny Optics, Inc. (“SOI”) that is described in the Current Report on Form 8-K that the Company filed with the SEC on July 16, 2013. Under the merger agreement with SOI, SOI will acquire all of the outstanding shares of the Company’s common stock for cash consideration of $4.21 per share.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, including, without limitation: the ability to obtain regulatory approvals of the SOI acquisition on the proposed terms and schedule; the failure of the Company’s stockholders to approve the SOI acquisition; the risk that the SOI acquisition may not be completed in the time frame expected by the parties or at all; the parties’ ability to satisfy the closing conditions and consummate the SOI transaction; and the Company’s ability to maintain existing relationships with customers, employees or suppliers. Additional factors that may affect future results are described in the Company’s reports on Form 10-K and Form 10-Q filed with the SEC.

All forward-looking statements speak only as of the date they were made. Neither the Company nor any of its affiliates undertakes any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Form 8-K.

Additional Information

In connection with the proposed merger with a wholly-subsidiary of SOI (the “SOI Merger”), the Company will file a definitive proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement and other materials filed with the SEC will contain important information regarding the SOI Merger, including, among other things, the recommendation of the Company’s board of directors with respect to the SOI Merger. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS THAT THE COMPANY FILES WITH

THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SOI MERGER AND RELATED MATTERS. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Meade Instruments Corp., 27 Hubble, Irvine, CA 92618, Attention: Corporate Secretary.

Participants in the Solicitation

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the SOI Merger. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on May 30, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Solicitation/Recommendation Statement on Schedule 14D-9/A (incorporated by reference in its entirety as filed by the Company with the Securities and Exchange Commission on July 22, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADE INSTRUMENTS CORP

Date: July 22, 2013	By:	/s/ John A. Elwood
Name: John A. Elwood
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Solicitation/Recommendation Statement on Schedule 14D-9/A (incorporated by reference in its entirety as filed by the Company with the Securities and Exchange Commission on July 22, 2013)

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